UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 5, 2009

IMS HEALTH INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	No. 001-14049 (Commission File Number)	No. 06-1506026 (IRS Employer Identification No.)

901 Main Avenue Norwalk, Connecticut		06851
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 845-5200

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below) :

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On November 5, 2009, IMS Health Incorporated (the “Company”) issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 5, 2009, the Company issued a memorandum to the employees of the Company, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description
99.1	Press Release dated November 5, 2009
99.2	Memorandum to Employees

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMS HEALTH INCORPORATED
(Registrant)

By:	/s/ Harvey A. Ashman
	Name:	Harvey A. Ashman
	Title:	Senior Vice President, General
Counsel and External Affairs

Date:  November 5, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 5, 2009
99.2	Memorandum to Employees